EXHIBIT 24.1

THE TIMKEN COMPANY

REGISTRATION STATEMENT ON FORM S-8

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that each of the undersigned directors and officers of The Timken Company, an Ohio corporation (the “Registrant”), does hereby constitute and appoint each of Richard G. Kyle, William R. Burkhart, Philip D. Fracassa and J. Ted Mihaila, or any of them, each acting alone, as the true and lawful attorney-in-fact or attorneys-in-fact for each of the undersigned, with full power of substitution and resubstitution, and in the name, place and stead of each of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of the Registrant’s common stock, without par value, issuable in connection with The Timken Company 2011 Long-Term Incentive Plan, as amended and restated, (ii) any and all amendments, including post-effective amendments, supplements and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority or exchange with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 7th day of May 2015.

Signature	Title

/s/ Richard G. Kyle	President and Chief Executive Officer (Principal Executive Officer) and Director
Richard G. Kyle

/s/ Philip D. Fracassa	Executive Vice President and Chief Financial Officer (Principal Financial Officer)
Philip D. Fracassa

/s/ J. Ted Mihaila	Senior Vice President and Controller (Principal Accounting Officer)
J. Ted Mihaila

/s/ Maria A. Crowe	Director
Maria A. Crowe

/s/ John A. Luke, Jr.	Director
John A. Luke, Jr.

/s/ Christopher L. Mapes	Director
Christopher L. Mapes

/s/ Ajita G. Rajendra	Director
Ajita G. Rajendra

/s/ Joseph W. Ralston	Director
Joseph W. Ralston

/s/ John P. Reilly	Director
John P. Reilly

/s/ Frank C. Sullivan	Director
Frank C. Sullivan

/s/ John M. Timken, Jr.	Director
John M. Timken, Jr.

/s/ Ward J. Timken, Jr.	Director
Ward J. Timken, Jr.

/s/ Jacqueline F. Woods	Director
Jacqueline F. Woods